UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06500

Name of Fund: BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New York      Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 01/31/2014

Item 1 – Report to Stockholders

JANUARY 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Dear Shareholder

One year ago, US financial markets were improving despite a sluggish global economy, as loose monetary policy beckoned investors to take on more risk in their portfolios. Slow but positive growth in the US was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus programs. International markets were not as fruitful in the earlier part of the year given uneven growth rates and more direct exposure to macro risks such as the resurgence of political instability in Italy, the banking crisis in Cyprus and a generally poor outlook for European economies. Additionally, emerging markets significantly lagged the rest of the world due to slowing growth and structural imbalances.

Global financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes after the Fed defied market expectations with its decision to delay tapering. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but equities and other so-called “risk assets” resumed their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the long-awaited taper announcement ultimately came in mid-December, the Fed reduced the amount of its monthly asset purchases but at the same time extended its time horizon for maintaining low short-term interest rates. Markets reacted positively, as this move signaled the Fed’s perception of real improvement in the economy and investors were finally relieved from the tenacious anxiety that had gripped them for quite some time.

Investors’ risk appetite diminished in the new year. Heightened volatility in emerging markets and mixed US economic data caused global equities to weaken in January while bond markets found renewed strength. While tighter global liquidity was an ongoing headwind for developing countries, financial troubles in Argentina and Turkey launched a sharp sell-off in a number of emerging market currencies. Unexpectedly poor economic data out of China added to the turmoil. In the US, most indicators continued to signal a strengthening economy; however, stagnant wage growth raised concerns about the sustainability of the overall positive momentum. US stocks underperformed other developed equity markets as a number of disappointing corporate earnings reports prompted investors to take advantage of lower valuations abroad.

While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty. Developed market stocks were the strongest performers for the six- and 12-month periods ended January 31. In contrast, emerging markets were weighed down by uneven growth, high debt levels and severe currency weakness. Rising interest rates pressured US Treasury bonds and other high-quality fixed income sectors, including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, benefited from income-oriented investors’ search for yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2014
	6-month	12-month
US large cap equities (S&P 500® Index)	6.85%	21.52%
US small cap equities (Russell 2000® Index)	8.88	27.03
International equities (MSCI Europe, Australasia, Far East Index)	7.51	11.93
Emerging market equities (MSCI Emerging Markets Index)	(0.33)	(10.17)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.77	(2.97)
US investment grade bonds (Barclays US Aggregate Bond Index)	1.78	0.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.13	(1.10)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.70	6.76
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2014

Municipal Market Conditions

In the earlier months of 2013, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and seeking tax-exempt investments in light of higher US tax rates that became effective at the turn of the year. Investors moved into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve initially mentioned the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). Further signals from the Fed alluding to a retrenchment of asset purchases led to rising interest rates and waning municipal bond performance in June. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows in the last six months of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended January 31, 2014, net outflows were approximately $62.8 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended January 31, 2014 remained relatively strong at $322 billion (but meaningfully lower than the $389 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable municipal issuance was up approximately 15% year-over-year.

S&P Municipal Bond Index
Total Returns as of January 31, 2014
6 months: 3.13%
12 months: (1.10)%

A Closer Look at Yields

From January 31, 2013 to January 31, 2014, muni yields increased by 99 basis points (“bps”) from 2.86% to 3.85% on AAA-rated 30-year municipal bonds, while increasing 71 bps from 1.82% to 2.53% on 10-year bonds and rising another 31 bps from 0.79% to 1.10% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 103 bps and the spread between 2- and 10-year maturities widened by 75 bps.

During the same time period, US Treasury rates rose by 43 bps on 30-year and 66 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short end of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this tepid economic environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less its total accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets. As of January 31, 2014, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUE	39%
MCA	38%
MYM	38%
MYN	38%
MYI	40%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	5

Fund Summary as of January 31, 2014	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 6.36% based on market price and 6.70% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.76% based on market price and 5.69% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from its holdings in the State of California. The continued improvement in the State’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Fund’s longer-dated holdings in health care, education and transportation experienced the strongest price appreciation. (Bond prices rise when rates fall.)

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2014 ($12.66)[1]	6.68%
Tax Equivalent Yield[2]	11.80%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of January 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$12.66	$12.32	2.76%	$12.85	$11.67
Net Asset Value	$13.68	$13.27	3.09%	$13.71	$12.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
Transportation	34%	28%
County/City/Special District/School District	25	25
Utilities	17	21
Health	10	8
State	8	9
Education	3	6
Tobacco	2	2
Housing	1	1

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	5%	7%
AA/Aa	64	65
A	30	28
BBB/Baa	1	—

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	2%
2015	2
2016	2
2017	1
2018	27

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	7

Fund Summary as of January 31, 2014	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 7.24% based on market price and 7.98% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 8.06% based on market price and 6.82% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), contributed positively to performance as interest rates on tax-exempt bonds declined during the period. (Bond prices rise when rates fall.) Security selection had a positive impact on returns as the Fund’s holdings of high-quality school district issues performed well due to continued improvement in the State of California’s finances. Holdings of securities in the education and utilities sectors also added to results. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the positive effect of falling rates on performance.

•

While the Fund’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2014 ($14.17)[1]	6.44%
Tax Equivalent Yield[2]	13.12%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of January 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$14.17	$13.66	3.73%	$14.30	$13.00
Net Asset Value	$15.49	$14.83	4.45%	$15.51	$14.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	39%	39%
Utilities	25	26
Education	13	12
Health	9	9
Transportation	9	9
State	5	5

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	11%	10%
AA/Aa	74	76
A	15	14

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	10
2016	9
2017	17
2018	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	9

Fund Summary as of January 31, 2014	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 5.99% based on market price and 5.78% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 3.25% based on market price and 4.82% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its portfolio of Michigan state tax-exempt municipal bonds. The Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on returns as municipal interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to longer-dated bonds added to returns as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). Additionally, the Fund’s exposure to the education sector boosted results as these bonds generally outperformed the broader market during the period.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2014 ($11.91)[1]	6.80%
Tax Equivalent Yield[2]	12.55%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of January 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$11.91	$11.64	2.32%	$12.00	$11.03
Net Asset Value	$13.56	$13.28	2.11%	$13.59	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	26%	25%
Education	18	16
Health	16	15
Utilities	15	15
State	10	14
Transportation	9	9
Housing	4	4
Corporate	2	2

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	1%	1%
AA/Aa	75	76
A	24	22
BBB/Baa	—	1
Not Rated[2]	—	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $162,990 and $164,281, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	12%
2015	11
2016	5
2017	8
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	11

Fund Summary as of January 31, 2014	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 5.59% based on market price and 6.01% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 5.26% based on market price and 4.89% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Interest rates on tax-exempt bonds declined over the course of the period, with longer-duration (higher sensitivity to interest rate movements) and longer-dated bonds tending to provide the largest returns. (Bond prices rise when rates fall.) In this environment, the Fund’s holdings in health care, education and transportation were positive contributors to performance as these were the best performing sectors. Exposure to lower-coupon and zero-coupon bonds also benefited returns as they had strong price performance due to their relatively long durations for their respective maturities. The Fund’s significant exposure to high-quality issues had a positive impact on results as the market’s strongest performance during the period was concentrated in high-quality issues. Additionally, the Fund benefited from the income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Fund to maximize its income.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2014 ($12.59)[1]	6.48%
Tax Equivalent Yield[2]	13.14%
Current Monthly Distribution per Common Share[3]	$0.068
Current Annualized Distribution per Common Share[3]	$0.816
Economic Leverage as of January 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$12.59	$12.34	2.03%	$12.62	$11.64
Net Asset Value	$13.49	$13.17	2.43%	$13.53	$12.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	29%	28%
Transportation	24	26
Education	17	14
Utilities	10	9
State	8	11
Health	6	6
Housing	4	4
Corporate	2	2

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	17%	15%
AA/Aa	51	49
A	29	33
BBB/Baa	3	2
BB/Ba	—	1
Not Rated[2]	—	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $3,014,724 and $2,889,618, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	13%
2015	14
2016	5
2017	10
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	13

Fund Summary as of January 31, 2014	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 7.40% based on market price and 6.70% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.76% based on market price and 5.69% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its portfolio of municipal bonds. The Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on returns as municipal interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to longer-dated bonds added to returns as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). Additionally, the Fund’s holdings of California State municipal bonds boosted results as these bonds generally outperformed the broader market during the period.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2014 ($13.29)[1]	6.50%
Tax Equivalent Yield[2]	11.48%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of January 31, 2014[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per common share, declared on March 3, 2014, was increased to $0.074 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.29	$12.80	3.83%	$13.52	$12.04
Net Asset Value	$14.07	$13.64	3.15%	$14.08	$13.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/2014	7/31/13
Transportation	26%	27%
County/City/Special District/School District	22	17
Utilities	18	17
State	13	18
Health	10	9
Education	8	9
Housing	2	2
Corporate	1	1

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	11%	10%
AA/Aa	60	62
A	26	26
BBB/Baa	2	1
Not Rated	1	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	9%
2015	1
2016	5
2017	16
2018	22

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	15

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$5,900,906
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	945,593

		6,846,499
California — 22.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,554,596
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,293,146
California State Public Works Board, LRB:
Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	1,260	1,357,259
Various Capital Projects, Series I, 5.50%, 11/01/31	3,130	3,497,744
Various Capital Projects, Series I, 5.50%, 11/01/33	3,000	3,380,820
California State Public Works Board, RB, Series I, 5.50%, 11/01/30	5,000	5,621,750
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,325
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,800	1,999,566
5.25%, 5/01/33	1,410	1,499,070
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,366,739
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,014,816
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,875,375
County of Ventura Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,552,317
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,032,950
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	2,445	2,787,275
Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	$5,000	$5,357,300
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,206,780
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,773,172
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	2,882,425
University of California, Refunding RB:
Limited Project, Series G, 5.00%, 5/15/37	1,500	1,604,850
The Regents of Medical Center, Series J, 5.25%, 5/15/38	7,580	8,084,297
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	940	1,036,181

		70,033,753
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,631,220
5.50%, 11/15/30	565	607,906
5.50%, 11/15/31	675	721,298
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,693,129

		6,653,553
Florida — 18.9%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/26	2,000	2,235,960
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	440,826
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,237,236
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,602,000
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,765	1,879,884
Series A, 5.50%, 10/01/42	3,000	3,196,530
Series B, AMT, 6.25%, 10/01/38	800	890,776
Series B, AMT, 6.00%, 10/01/42	1,060	1,155,665
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	4,730	5,239,894

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guarantee Corp.	HDA	Housing Development Authority
	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMBAC	American Municipal Bond Assurance Corp.	IBC	Insured Bond Certificates
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	IDB	Industrial Development Board
	BARB	Building Aid Revenue Bonds	IDRB	Industrial Development Revenue Bond
	BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
	BOCES	Board of Cooperative Educational Services	LRB	Lease Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	EDC	Economic Development Corp.	PSF-GTD	Permanent School Fund Guaranteed
	ERB	Education Revenue Bonds	Q-SBLF	Qualified School Board Loan Fund
	FHA	Federal Housing Administration	RB	Revenue Bonds
	GAB	Grant Anticipation Bonds	S/F	Single-Family
	GARB	General Airport Revenue Bonds	SONYMA	State of New York Mortgage Agency
	GO	General Obligation Bonds	Syncora	Syncora Guarantee

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT Series A:
Miami International Airport (AGM), 5.25%, 10/01/41	$4,610	$4,674,355
Miami International Airport (AGM), 5.50%, 10/01/41	4,180	4,504,243
5.00%, 10/01/31	5,155	5,282,174
5.00%, 10/01/32	5,000	5,091,200
County of Orange School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,208,456
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,805	1,968,912
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,520,250

		58,128,361
Georgia — 2.1%
Augusta Georgia Water & Sewerage, RB (AGM), 5.25%, 10/01/34	6,290	6,451,087
Hawaii — 0.7%
State of Hawaii Department of Transportation, COP, AMT:
5.25%, 8/01/25	740	805,046
5.25%, 8/01/26	1,205	1,306,148

		2,111,194
Idaho — 0.0%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	145	145,164
Illinois — 16.8%
City of Chicago Illinois, GARB, O’Hare International Airport:
Series A (AGM), 5.00%, 1/01/38	3,000	3,037,080
3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,117,860
3rd Lien, Series C, 6.50%, 1/01/41	9,085	10,350,994
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,310	1,358,876
City of Chicago Illinois Midway Airport, Refunding GARB, AMT, 2nd Lien, Series A:
5.50%, 1/01/28	1,000	1,068,200
5.50%, 1/01/29	1,500	1,589,895
5.38%, 1/01/33	2,000	2,046,840
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,714,840
Sales Tax Receipts, 5.25%, 12/01/36	1,060	1,104,817
Sales Tax Receipts, 5.25%, 12/01/40	6,735	6,934,895
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,985	3,000,373
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,359,535
5.50%, 12/01/38	1,730	1,857,605
5.25%, 12/01/43	3,000	3,097,500
Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/37	1,000	1,095,950
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,629,955
6.00%, 6/01/28	670	743,164
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	1,000	1,061,050
5.50%, 7/01/38	700	729,204
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,741,250

		51,639,883
Municipal Bonds	Par (000)	Value
Indiana — 1.1%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/40	$460	$436,476
5.00%, 7/01/44	475	447,426
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,519,547

		3,403,449
Louisiana — 2.1%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	2,225	2,410,587
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	1,890	1,969,569
5.50%, 5/15/29	2,020	2,098,194

		6,478,350
Massachusetts — 2.2%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,515,120
Massachusetts School Building Authority, RB (AGM):
5.00%, 8/15/15 (a)	645	692,104
5.00%, 8/15/30	230	243,099
Series A, 5.00%, 8/15/15 (a)	4,125	4,426,249

		6,876,572
Michigan — 4.3%
City of Detroit Michigan, Refunding RB, Sewage Disposal System Senior Lien:
Series B (AGM), 7.50%, 7/01/33	1,330	1,417,527
Series C-1 (AGM), 7.00%, 7/01/27	4,180	4,447,102
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,579,098
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	3,115	3,784,476

		13,228,203
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,275,990
Mississippi — 1.3%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,768,924
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,093,030

		3,861,954
Nevada — 2.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	3,210	3,352,363
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,000	5,171,550

		8,523,913
New Jersey — 6.7%
New Jersey EDA, RB, The Goethals Bridge Replacement Project:
AMT, 5.38%, 1/01/43	1,940	1,952,513
AMT, 5.00%, 1/01/31	1,355	1,370,799
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,400	3,558,372

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	$3,030	$3,222,041
Series A (AGC), 5.63%, 12/15/28	2,930	3,356,403
Series AA, 5.50%, 6/15/39	3,040	3,304,146
Rutgers — The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	2,100	2,324,217
Series L, 5.00%, 5/01/32	1,300	1,438,801

		20,527,292
New York — 8.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	6,930	7,344,691
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE, 5.38%, 6/15/43	2,220	2,381,039
City of New York New York Transitional Finance Authority, BARB, Fiscal 2011, Sub-Series S-2A, 5.00%, 7/15/30	4,045	4,420,659
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	940	1,015,755
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	8,500	8,965,800
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,196,260

		26,324,204
Ohio — 1.4%
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,480	1,634,512
5.25%, 2/15/31	2,500	2,745,000

		4,379,512
Pennsylvania — 0.9%
Bristol Township School District, GO, 5.25%, 6/01/37	2,500	2,651,250
South Carolina — 4.8%
City of North Charleston South Carolina, RB, Public Facilities Corp., Installment Purchase, 5.00%, 6/01/35	1,880	1,982,028
County of Charleston South Carolina, RB, Special Source, Series 2013, 5.25%, 12/01/38	3,760	4,119,569
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	2,940	3,211,626
5.50%, 7/01/41	2,500	2,642,875
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,753,625

		14,709,723
Texas — 19.4%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	2,345	2,579,453
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,659,440
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,316,140
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	4,555	4,940,626
Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas-Fort Worth International Airport, ARB, Joint Improvement AMT:
Series A, 5.00%, 11/01/38	$1,615	$1,621,298
Series H, 5.00%, 11/01/37	1,810	1,820,263
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	2,155	2,352,894
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	7,000	7,637,700
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A (NPFGC), 5.63%, 1/01/33	10,975	11,888,230
Series A (NPFGC), 5.75%, 1/01/40	11,575	12,533,294
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,082,790
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,109,610
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,070	1,172,196

		59,713,934
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	1,005,253
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	2,195	2,756,657

		3,761,910
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,613,672
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,865	2,038,240

		4,651,912
Total Municipal Bonds — 124.5%		383,377,662

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.3%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	3,750	3,921,450
California — 1.8%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,572,090
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,559,901
District of Columbia — 0.6%
Utility — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	1,700	1,910,790
Florida — 7.1%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	6,783,692
County of Lee Florida Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,020	1,064,023
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,037,375

		21,885,090

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Illinois — 4.6%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	$10,000	$10,123,600
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	3,967	4,111,602

		14,235,202
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,587,237
Nevada — 6.8%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,380,700
Series B, 5.50%, 7/01/29	8,247	9,570,943

		20,951,643
New Jersey — 1.8%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,058,331
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,500	1,595,326

		5,653,657
New York — 7.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF, 5.00%, 6/15/45	5,958	6,231,430
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,477,065
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	7,992,278
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	$4,400	$4,745,664

		21,446,437
Texas — 1.4%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,428,301
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,503	2,583,964
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.2%		114,735,762
Total Long-Term Investments (Cost — $473,240,470) — 161.7%		498,113,424

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	4,937,714	4,937,714
Total Short-Term Securities (Cost — $4,937,714) — 1.6%		4,937,714
Total Investments (Cost — $478,178,184) — 163.3%		503,051,138
Liabilities in Excess of Other Assets — (0.7)%		(2,144,362)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.1%)		(61,871,564)
VMTP Shares, at Liquidation Value — (42.5%)		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$308,035,212

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,822,872.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	16,070,448	(11,132,734)	4,937,714	$1,085

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(282)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$35,461,500	$(150,023)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$498,113,424	—	$498,113,424
Short-Term Securities	$4,937,714	—	—	4,937,714

Total	$4,937,714	$498,113,424	—	$503,051,138

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(150,023)	—	—	$(150,023)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$434,000	—	—	$434,000
Liabilities:
TOB trust certificates	—	$(61,854,172)	—	(61,854,172)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	$434,000	$(192,854,172)	—	$(192,420,172)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 95.6%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,735,235
County/City/Special District/School District — 32.1%
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,250	2,616,300
City & County of San Francisco California, COP, AMT, Port Facilities Project, Series C, 5.25%, 3/01/32	1,050	1,120,245
Coast Community College District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	2,640	2,846,950
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,262,920
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition A, 1st Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	4,000	4,198,960
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,736,775
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,012,363
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax Measure K, Series A, 6.00%, 3/01/36	2,530	2,967,235
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/37	2,565	2,812,086
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	2,860,725
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,126,148
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,399,428
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,233,870
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,045	2,269,848
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013 A, 5.00%, 8/01/34	4,500	4,889,835
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	8,799,177
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	7,966,739
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,455,469
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,210,860
5.63%, 8/01/39	4,500	4,981,995
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,441,150
San Jose California Financing Authority, Series A, LRB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,751,930
5.75%, 5/01/42	4,500	4,911,165
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Jose California Financing Authority, Refunding LRB:
Civic Center Project, 5.00%, 6/01/32	$3,375	$3,608,415
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	21,325	22,261,168
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	6,895,810
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,298,560
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,301,288
Southwestern Community College District, GO, Election of 2008, Series C, 5.25%, 8/01/36	2,775	2,977,409
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,580,403
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	6,447,982
Election of 2010, Series B, 5.50%, 8/01/39	3,000	3,258,840
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,715,700

		171,217,748
Education — 8.4%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,051,043
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,439,327
5.75%, 8/01/35	8,400	9,548,280
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	27,780	29,721,822

		44,760,472
Health — 15.1%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,345	2,685,517
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,500	10,912,230
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,584,957
Sutter Health, Series A, 5.25%, 11/15/46	6,970	7,043,603
Sutter Health, Series B, 6.00%, 8/15/42	7,715	8,867,930
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,013,920
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,270	2,522,878
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,000	3,271,170
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	18,000	18,386,100
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,042,000
Sutter Health, Series A, 6.00%, 8/15/42	4,460	5,126,502

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	$865	$944,865
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,525	2,588,984
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,250	1,382,363

		80,373,019
Housing — 0.0%
California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program, RB, Series A, AMT (Ginnie Mae), 6.35%, 12/01/29	25	25,117
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	15	15,971

		41,088
State — 7.8%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,500	6,434,450
6.00%, 4/01/38	17,615	20,207,752
6.00%, 11/01/39	3,510	4,080,270
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,239,547
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	2,901,870
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,360	3,950,621

		41,814,510
Transportation — 15.1%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, Series C-1, 0.94%, 4/01/45 (a)	2,600	2,569,554
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	9,650	11,115,449
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,004,260
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	989,019
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,650,450
2nd Series 34E (AGM), 5.75%, 5/01/25	3,500	3,940,265
2nd Series A, 5.25%, 5/01/33	1,435	1,525,649
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Sub-Series B, 5.00%, 5/15/40	2,500	2,610,775
Los Angeles International Airport, Senior Series A, AMT, 5.00%, 5/15/38	2,550	2,659,523
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport Senior Series A:
5.25%, 5/15/29	3,760	4,224,510
5.00%, 5/15/40	3,750	3,933,075
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,576,190
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,498,800
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
County of Sacramento California, ARB:
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	$5,555	$6,210,434
Senior Series B, AMT (AGM), 5.25%, 7/01/33	8,055	8,379,294
County of San Diego California Regional Airport Authority, Refunding ARB:
Series B, 5.00%, 7/01/40	6,350	6,489,510
Sub-Series A, 5.00%, 7/01/40	2,790	2,851,296
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,154,116
5.25%, 8/01/39	2,535	2,817,551

		80,199,720
Utilities — 16.6%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,579,250
California Infrastructure & Economic Development Bank, Refunding RB, 5.00%, 10/01/39 (b)	4,765	5,151,584
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,249,100
5.00%, 6/01/35	8,000	8,669,520
City of San Francisco California, Refunding RB, Public Utilities Water Commission, Series A, 5.25%, 11/01/31	6,280	6,974,066
County of Los Angeles California Public Works Financing Authority, Refunding LRB, Multiple Capital Projects II, 5.00%, 8/01/42	2,000	2,057,180
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	4,895	5,238,629
Cucamonga Valley Water District Financing Authority, RB, Water Utility, 5.00%, 9/01/37	2,500	2,650,200
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,694,520
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/37	4,000	4,280,840
Sub-Series A, 5.00%, 6/01/30	5,000	5,582,350
Sub-Series A (AGM), 5.00%, 6/01/37	10,000	10,702,100
Sub-Series A (AMBAC), 5.00%, 6/01/33	3,000	3,238,110
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	5,835	6,177,456
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,633,840
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,181,260
Walnut Energy Center Authority, Refunding RB, Series A, 5.00%, 1/01/40	4,180	4,276,433

		88,336,438
Total Municipal Bonds — 95.6%		509,478,230

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 64.8%
County/City/Special District/School District — 30.4%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,272,568

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition A, 1st Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	$6,828	$7,126,688
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	4,998	5,233,465
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	12,807,679
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	28,326,749
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	12,857,520
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	7,986,913
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	12,870,720
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,114,842
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,402,000
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,652,700
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	8,042,789
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	19,630	20,480,764
5.00%, 7/01/34	10,497	10,952,062

		162,127,459
Education — 11.6%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	21,014,800
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	11,852,390
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,353,760
Series L, 5.00%, 5/15/40	7,398	7,834,650
Series O, 5.75%, 5/15/34	11,190	12,727,245

		61,782,845
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities — 22.8%
City & County of San Francisco California Public Utilities Commission, RB, Water System Improvement Project, Sub-Series A, 5.00%, 11/01/37	$22,997	$24,514,768
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	9,070	9,385,273
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	8,510	9,179,312
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	15,643,350
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,749,849
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,375,422
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,368,124
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,993,350
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	16,254,000
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	9,893,779

		121,357,227
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 64.8%		345,267,531
Total Long-Term Investments (Cost — $816,040,306) — 160.4%		854,745,761

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	10,447,577	10,447,577
Total Short-Term Securities (Cost — $10,447,577) — 2.0%		10,447,577
Total Investments (Cost — $826,487,883) — 162.4%		865,193,338
Liabilities in Excess of Other Assets — (0.2)%		(966,521)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.9%)		(164,923,886)
VRDP Shares, at Liquidation Value — (31.3%)		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$532,802,931

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Piper Jaffray	$5,151,584	$12,341

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF California Municipal Money Fund	2,379,292	8,068,285	10,447,577	$274

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(320)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$40,240,000	$(442,900)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$854,745,761	—	$854,745,761
Short-Term Securities	$10,447,577	—	—	10,447,577

Total	$10,447,577	$854,745,761	—	$865,193,338

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(442,900)	—	—	$(442,900)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$514,000	—	—	$514,000
Liabilities:
TOB trust certificates	—	$(164,894,585)	—	(164,894,585)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	$514,000	$(331,394,585)	—	$(330,880,585)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 141.2%
Corporate — 2.9%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$4,804,650
County/City/Special District/School District — 36.3%
Adrian City School District, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,429,040
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	1,475	1,547,039
4.25%, 5/01/26	1,145	1,200,040
4.38%, 5/01/27	640	669,158
4.50%, 5/01/29	605	629,642
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	200	207,928
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,372,100
5.00%, 4/01/26	1,250	1,377,050
5.00%, 4/01/27	500	537,780
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,220	1,308,596
City of Jackson Mississippi, GO, CAB, Downtown Development (AGM), 0.00%, 6/01/26 (b)	1,900	1,121,703
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	628,656
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	483,008
5.50%, 5/01/41	830	881,327
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	413,960
County of St Clair, GO, Limited Tax, Refunding, 5.00%, 4/01/28	765	817,808
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,106,780
Dearborn School District, GO, Series A (Q-SBLF) (c):
5.00%, 5/01/32	570	603,328
5.00%, 5/01/33	610	642,684
5.00%, 5/01/34	455	477,900
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.25%, 5/01/14 (a)	2,000	2,025,440
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	1,902,334
Fraser Public School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/25	1,255	1,305,351
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (Q-SBLF) (a):
5.00%, 5/01/14	3,065	3,102,086
5.00%, 5/01/14	585	592,079
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	433,744
5.50%, 5/01/36	800	858,680
5.50%, 5/01/41	1,000	1,061,840
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,000	1,040,120
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	$2,650	$2,773,278
Jonesville Community Schools Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 5.00%, 5/01/29	1,085	1,124,461
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF):
5.00%, 5/01/25	1,000	1,040,120
5.00%, 5/01/26	1,050	1,092,126
5.00%, 5/01/35	2,000	2,065,780
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	2,325	2,360,340
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/14 (a)	500	506,050
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	1,949,575
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/35	1,200	1,251,264
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	590	640,014
Plymouth-Canton Community School District, GO, School Building & Site, Series A, 4.00%, 5/01/32	300	300,327
Reed City Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,012,120
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.13%, 5/01/25	715	750,543
4.25%, 5/01/26	740	777,666
4.25%, 5/01/27	725	755,124
4.50%, 5/01/29	630	658,224
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,012,100
Sparta Area Schools Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,012,020
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	1,500	1,573,455
Troy School District, GO (Q-SBLF), 5.00%, 5/01/28	760	842,179
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	807,113
Walled Lake Consolidated School District, GO (Q-SBLF):
5.00%, 5/01/37	1,080	1,135,231
5.00%, 5/01/40	1,000	1,041,450
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,230	1,244,883

		59,502,644
Education — 16.7%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	793,957
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,668,992
4.50%, 10/01/25	1,405	1,458,053

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	$1,030	$1,030,206
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,211,941
Series C, 5.00%, 2/15/40	3,770	3,902,892
Series C, 5.00%, 2/15/44	1,000	1,029,360
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,000	1,039,290
Oakland University, RB, General, Series A:
5.00%, 3/01/38	1,820	1,885,793
5.00%, 3/01/43	2,980	3,056,437
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC):
5.00%, 7/01/14 (a)	1,285	1,310,841
5.00%, 7/01/24	165	167,892
Wayne State University, RB, Series A:
5.00%, 11/15/40	1,000	1,035,960
4.00%, 11/15/44	380	323,870
Western Michigan University, Refunding RB, General University and College Improvements:
5.25%, 11/15/40	1,400	1,478,610
5.25%, 11/15/43	2,745	2,829,546
(AGM), 5.25%, 11/15/33	380	404,195
(AGM), 5.00%, 11/15/39	665	686,260

		27,314,095
Health — 26.2%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,835,855
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,174,960
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	958,673
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,065	1,085,214
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	1,982,403
Trinity Health Credit Group, 5.00%, 12/01/35	2,400	2,463,984
Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,679,848
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,528,321
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,596,143
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	380	386,570
Trinity Health Credit, 5.00%, 12/01/16 (a)	145	162,990
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	923,374
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	400	434,552
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	2,470	2,541,655
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	3,340	3,317,121
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,595	1,606,372
Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB (concluded):
McLaren Health Care, Series A, 5.00%, 6/01/35	$860	$884,132
McLaren Health Care, Series A, 5.75%, 5/15/38	1,500	1,649,025
Trinity Health Credit Group, Series A, 6.13%, 12/01/23	940	1,080,333
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	570	654,497
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	3,040	2,837,475
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,608,278
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series V, 8.25%, 9/01/39	1,000	1,214,920
Series W, 6.00%, 8/01/39	575	610,288
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,200	1,236,144
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	3,525	3,526,375

		42,979,502
Housing — 6.6%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,010,320
Series A, 4.75%, 12/01/25	2,605	2,720,375
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	5,880	5,411,893
Series A, 6.05%, 10/01/41	1,625	1,696,273

		10,838,861
State — 14.1%
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,678,365
Series I (AGC), 5.25%, 10/15/24	2,000	2,249,760
Series I (AGC), 5.25%, 10/15/25	1,500	1,653,525
Series I (AGC), 5.25%, 10/15/26	400	437,136
Series I-A, 5.38%, 10/15/41	2,175	2,326,837
Series I-A, 5.50%, 10/15/45	750	795,818
Series II (AGM), 5.00%, 10/15/26	3,000	3,186,870
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,573,478
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	2,650	2,781,546
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/29	750	817,005
5.00%, 11/15/33	1,150	1,223,083
5.00%, 11/15/36	2,220	2,353,466

		23,076,889
Transportation — 14.6%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,601,715
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	4,475	4,724,660
5.25%, 12/01/26	3,700	3,906,423
5.00%, 12/01/34	3,550	3,531,576

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Transportation (concluded)
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	$3,060	$3,453,485
5.38%, 12/01/32	4,300	4,631,788

		23,849,647
Utilities — 23.9%
City of Detroit Michigan, RB, Water Supply System, 2nd Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,099,860
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	932,038
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	3,664,520
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,275	5,982,773
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,815,225
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	570	612,818
4.00%, 1/01/42	1,050	982,832
(NPFGC), 5.00%, 7/01/14 (a)	6,900	7,038,759
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,210	1,330,117
5.00%, 7/01/31	2,600	2,806,908
5.00%, 7/01/37	1,270	1,351,610
5.50%, 7/01/41	2,000	2,178,760
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	198,765
5.63%, 10/01/40	500	526,160
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,487,302
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	500,200
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	750	808,118
Pooled Project, 5.00%, 10/01/27	760	868,710

		39,185,475
Total Municipal Bonds in Michigan		231,551,763

Guam — 2.1%
State — 2.1%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	310	320,943
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	1,800	1,841,652
Municipal Bonds	Par (000)	Value
Guam (concluded)
State (concluded)
Territory of Guam, RB (concluded):
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	$405	$413,477
Section 30, Series A, 5.63%, 12/01/29	850	893,188
Total Municipal Bonds in Guam		3,469,260
Total Municipal Bonds — 143.3%		235,021,023

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Michigan — 15.9%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	3,970	4,293,436
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	2,991,474

		7,284,910
Education — 11.5%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	3,780	4,037,040
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,649,725
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,810	3,947,007
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	8,196,516

		18,830,288
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.9%		26,115,198
Total Long-Term Investments (Cost — $253,931,673) — 159.2%		261,136,221

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	3,179,143	3,179,143
Total Short-Term Securities (Cost — $3,179,143) — 1.9%		3,179,143
Total Investments (Cost — $257,110,816) — 161.1%		264,315,364
Other Assets Less Liabilities — 0.3%		550,615
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.2%)		(13,495,420)
VRDP Shares, at Liquidation Value — (53.2%)		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$164,070,559

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus	$1,723,912	$19,460

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF Michigan Municipal Money Fund	639,757	2,539,386	3,179,143	—

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(30)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$3,772,500	$(26,290)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$261,136,221	—	$261,136,221
Short-Term Securities	$3,179,143	—	—	3,179,143

Total	$3,179,143	$261,136,221	—	$264,315,364

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(26,290)	—	—	$(26,290)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$54,000	—	—	$54,000
Liabilities:
TOB trust certificates	—	$(13,492,998)	—	(13,492,998)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	$54,000	$(100,792,998)	—	$(100,738,998)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	29

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 131.3%
Corporate — 2.9%
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	$1,500	$1,605,839
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	930	897,534
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,022,400
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,000	4,274,120
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,953,395

		15,753,288
County/City/Special District/School District — 40.7%
Buffalo & County of Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,097,762
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	527,211
Fiscal 2014, Series E, 5.00%, 8/01/32	2,040	2,209,993
Series E, 5.50%, 8/01/25	6,230	7,357,132
Series E, 5.00%, 8/01/27	1,070	1,203,921
City of New York New York, GO:
Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	8,350	8,879,223
Series A-1, 5.00%, 8/01/35	1,950	2,061,033
Sub-Series A-1, 5.00%, 8/01/33	2,100	2,259,474
Sub-Series A-1, 5.00%, 10/01/34	1,845	1,966,383
Sub-Series D-1, 5.00%, 8/01/31	1,300	1,416,935
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,567,110
5.00%, 11/15/35	31,600	31,953,288
5.00%, 11/15/44	12,420	12,497,128
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	6,865	7,481,958
5.00%, 7/01/33	1,675	1,767,611
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (b)	5,000	1,299,750
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (b)	4,330	860,371
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,572,970
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,099,280
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	6,324,792
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,250	2,274,323
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,650	9,633,016
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
(NPFGC), 5.00%, 2/01/14 (c)	2,375	2,375,000
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority Future Tax Secured, RB (concluded):
(NPFGC), 5.25%, 2/01/22	$55	$55,272
(NPFGC), 5.00%, 11/15/26	260	260,965
(NPFGC), 5.00%, 2/01/33	10,020	10,053,868
Sub-Series A1, 5.00%, 11/01/38	1,000	1,072,500
Sub-Series B1, 5.00%, 11/01/35 (d)	2,510	2,719,208
Sub-Series B1, 5.00%, 11/01/36 (d)	1,690	1,826,434
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,508,831
5.25%, 5/01/32	1,000	1,083,170
Hudson Yards Infrastructure Corp., RB, Series A:
(AGC), 5.00%, 2/15/47	4,300	4,362,092
(NPFGC), 5.00%, 2/15/47	4,665	4,706,005
(AGC), 5.00%, 2/15/47	550	557,942
(AGM), 5.00%, 2/15/47	4,580	4,646,135
(NPFGC), 4.50%, 2/15/47	17,325	17,115,367
New York Liberty Development Corp., Refunding RB, Liberty:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,736,844
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,045,160
4 World Trade Center Project, 5.75%, 11/15/51	3,460	3,731,818
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,090	1,095,221
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	4,725	4,819,547
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	400	413,512
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	9,500	9,805,140
5.00%, 10/15/32	27,200	27,937,664
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	3,305,038
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	651,897

		217,195,294
Education — 22.4%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,033,160
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/36	4,750	4,819,065
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	500	505,465
Carnegie Hall, Series A, 4.75%, 12/01/39	3,550	3,607,616
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,220,068
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,098,910
Wildlife Conservation Society, Series A, 5.00%, 8/01/33	2,000	2,148,600
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	750	784,043

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	$6,945	$7,149,808
County of Dutchess New York Local Development Corp., RB, Vassar College, Series A, 5.00%, 1/01/49	1,000	1,031,350
County of Madison New York Industrial Development Agency, RB, Colgate University Project Series A (AMBAC):
5.00%, 7/01/35	2,675	2,725,450
5.00%, 7/01/30	5,410	5,537,622
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	3,933,757
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	1,440	1,521,893
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,290,103
5.00%, 12/01/36	1,150	1,226,624
County of Rensselaer New York Industrial Development Agency, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,260,033
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	1,120	1,204,302
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	522,275
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	542,080
5.25%, 7/01/36	860	912,099
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	725,490
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	849,968
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,260,546
Fordham University, Series A, 5.00%, 7/01/28	325	355,482
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,678,247
General Purpose, Series A, 5.00%, 2/15/36	5,500	5,900,730
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	686,047
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,321,456
New York University, Series B, 5.00%, 7/01/34	1,000	1,103,100
New York University, Series B, 5.00%, 7/01/37	600	639,852
New York University, Series B, 5.00%, 7/01/42	3,240	3,410,327
New York University, Series C, 5.00%, 7/01/38	2,000	2,144,080
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,135,000
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, RB (concluded):
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	$1,500	$1,571,850
The New School (AGM), 5.50%, 7/01/43	4,050	4,312,845
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,096,510
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,080,020
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	7,100	7,290,138
New York University, Series A, 5.00%, 7/01/31	3,955	4,323,804
New York University, Series A, 5.00%, 7/01/37	4,775	5,092,155
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,363,290
Rochester Institute of Technology, 5.00%, 7/01/38	500	522,325
Rochester Institute of Technology, 5.00%, 7/01/42	750	778,133
Rockefeller University, Series B, 4.00%, 7/01/38	1,370	1,378,741
St. John's University, Series A, 5.00%, 7/01/27	430	465,896
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	4,195	4,669,077
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	8,735	9,634,880
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,568,329

		119,432,641
Health — 10.0%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,320,582
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	250	268,110
5.50%, 4/01/34	490	519,077
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	855,647
5.00%, 12/01/37	350	357,752
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	720	599,918
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	6,221,780
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,110,680
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,500	6,815,510
Montefiore Hospital (NPFGC, FHA), 5.00%, 8/01/33	1,500	1,504,635
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (c)	4,925	5,053,198

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
State of New York Dormitory Authority, RB (concluded):
New York University Hospitals Center, Series A, 5.75%, 7/01/31	$3,450	$3,741,870
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,194,215
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	2,075	2,186,780
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	963,910
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	300	289,173
State of New York Dormitory Authority, Refunding RB:
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,500	1,527,255
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,164,960
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	9,730,604
St. Luke's Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	3,014,724

		53,440,380
Housing — 5.6%
City of New York New York Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	757,658
Series A-1-A, 5.45%, 11/01/46	1,335	1,337,910
Series C, 5.00%, 11/01/26	1,500	1,521,840
Series C, 5.05%, 11/01/36	2,000	2,019,180
Series H-1, 4.70%, 11/01/40	1,340	1,325,809
Series H-2-A, 5.20%, 11/01/35	840	846,880
Series H-2-A, 5.35%, 5/01/41	600	612,252
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, Series L-2-A, 4.00%, 5/01/44	3,250	2,913,462
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,454,144
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	630	631,783
6.25%, 2/01/31	1,125	1,126,463
State of New York HFA, RB, St. Philip's Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,486,545
State of New York Mortgage Agency, RB, 49th Series, 4.00%, 10/01/43	5,500	5,043,390
State of New York Mortgage Agency, Refunding RB:
133rd Series, AMT, 4.95%, 10/01/21	320	325,456
143rd Series, AMT, 4.85%, 10/01/27	1,100	1,112,793
143rd Series, AMT (NPFGC, IBC), 4.85%, 10/01/27	2,485	2,530,078
48th Series, 3.70%, 10/01/38	4,285	3,842,060

		29,887,703
State — 11.3%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,717,765
Fiscal 2008, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,141,080
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,669,600
Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
City of New York New York Transitional Finance Authority, BARB (concluded):
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	$1,500	$1,670,460
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,310,950
Series S-2 (NPFGC), 4.25%, 1/15/34	5,000	5,010,950
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	3,465	3,790,190
State of New York Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	6,230	6,695,568
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	1,000	1,068,010
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,878,380
Mental Health Facilities, Series B, 5.25%, 2/15/14 (c)	1,570	1,573,109
School Districts Financing Program, Refunding, Series A (AGM), 5.00%, 10/01/35	550	577,615
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,222,165
State of New York Thruway Authority, RB:
2nd General Highway and Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	4,380	4,741,569
2nd General Highway and Bridge Trust, Series B, 5.00%, 4/01/27	1,500	1,646,160
Transportation, Series A, 5.00%, 3/15/32	1,130	1,232,751
State of New York Urban Development Corp., RB, Personal Income Tax:
Series A, 3.50%, 3/15/28	1,500	1,488,390
State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/14 (c)	5,000	5,029,800

		60,464,512
Transportation — 26.5%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,085,460
Series A, 5.00%, 11/15/30	2,935	3,148,903
Series C, 6.50%, 11/15/28	3,200	3,757,600
Series C, 4.00%, 11/15/43	635	569,868
Series D, 5.25%, 11/15/41	3,000	3,146,250
Series E, 5.00%, 11/15/38	5,285	5,483,505
Series H, 5.00%, 11/15/25	1,000	1,110,310
Series H, 5.00%, 11/15/31	1,690	1,798,633
Sub-Series B, 5.00%, 11/15/25	3,250	3,608,637
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,500	1,580,700
Series D, 5.25%, 11/15/29	1,000	1,079,780
Series F, 5.00%, 11/15/30	1,580	1,689,968
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	3,500	3,722,285
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,059,657
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,721,203
Port Authority of New York & New Jersey, ARB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,536,700
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,658,500

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Port Authority of New York & New Jersey, ARB (concluded):
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	$3,500	$3,516,240
Special Project, JFK International Air Terminal LLC, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,210,510
Special Project, JFK International Air Terminal LLC, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,522,213
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	1,390	1,503,188
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	2,250	2,258,482
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	2,475	2,187,950
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	771,728
Port Authority of New York & New Jersey, Refunding RB, AMT:
5.00%, 12/01/33	1,140	1,202,438
Consolidated, 177th Series, 3.50%, 7/15/35	2,120	1,785,082
State of New York Thruway Authority, Refunding RB:
General, Series F (AMBAC), 5.00%, 1/01/30	6,000	6,183,120
General, Series G (AGM), 4.75%, 1/01/29	7,250	7,585,312
General, Series G (AGM), 4.75%, 1/01/30	9,000	9,378,450
General, Series G (AGM), 5.00%, 1/01/32	17,030	17,725,505
General, Series I, 5.00%, 1/01/24	1,505	1,706,595
General, Series I, 5.00%, 1/01/37	6,500	6,820,125
General, Series I, 5.00%, 1/01/42	3,250	3,379,057
Series G (AGM), 5.00%, 1/01/30	2,000	2,095,440
Triborough Bridge & Tunnel Authority, RB, 4.00%, 11/15/35	5,575	5,354,955
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (b)	9,000	3,811,230
General, Series A, 5.00%, 11/15/38	1,000	1,066,560
Series C, 5.00%, 11/15/38	2,000	2,102,220
Sub-Series A, 5.00%, 11/15/28	2,500	2,755,450
Sub-Series A, 5.00%, 11/15/29	875	956,480

		141,636,289
Utilities — 11.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	2,000	2,119,600
City of New York New York Municipal Water Finance Authority, Refunding RB:
Series D (AGM), 5.00%, 6/15/37	9,000	9,360,450
Water & Sewer System, 2nd General Resolution, Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,642,965
Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,095,310
Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/32	6,750	7,140,083
Water & Sewer System, 2nd General Resolution, Series FF, 4.00%, 6/15/45	1,975	1,838,034
Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (concluded)
Long Island Power Authority, RB, Electric System Series A:
(AMBAC), 5.00%, 9/01/14 (c)	$7,000	$7,196,210
General (AGM), 5.00%, 5/01/36	3,775	3,921,168
Long Island Power Authority, Refunding RB:
Electric System, Series A (AGC), 5.75%, 4/01/39	1,015	1,138,089
General, Electric System, Series A (AGC), 6.00%, 5/01/33	1,500	1,701,960
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,190,480
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, Series B:
Finance Authority Projects, 2nd General Resolution, 5.00%, 6/15/36	2,100	2,250,843
5.00%, 6/15/33	1,040	1,134,994
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,287,081
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	12,460	13,425,276

		63,442,543
Total Municipal Bonds in New York		701,252,650

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,403,377

Puerto Rico — 0.6%
Housing — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,500	3,503,465
Total Municipal Bonds — 132.2%		706,159,492

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 29.8%
County/City/Special District/School District — 5.9%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	6,750	6,834,105
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	14,400	16,652,592
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,402,984
New York Liberty Development Corp., Refunding RB, Liberty, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	3,645	3,874,708

		31,764,389
Education — 6.4%
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,915,480
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A:
5.25%, 7/01/29	6,000	6,516,900
5.00%, 7/01/35	5,198	5,555,839

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	33

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, RB:
5.00%, 7/01/38	$6,498	$6,966,407
(AMBAC), 5.00%, 7/01/37	5,707	6,134,930

		34,089,556
State — 1.3%
State of New York Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,804,680
Transportation — 12.0%
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	9,739	10,524,089
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,175,375
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,000	19,143,180
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	8,776,605
5.00%, 10/15/26	6,000	6,539,100
State of New York Thruway Authority, Refunding RB:
General, Series H (AGM), 5.00%, 1/01/37	10,000	10,547,900
Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	3,940	4,277,343

		63,983,592
Utilities — 4.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,572,922
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Utilities (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	$9,900	$10,723,383
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,991	4,146,236
Series FF-2, 5.50%, 6/15/40	2,760	2,971,618

		22,414,159
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8%		159,056,376
Total Long-Term Investments (Cost — $839,064,296) — 162.0%		865,215,868

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	7,219,931	7,219,931
Total Short-Term Securities (Cost — $7,219,931) — 1.4%		7,219,931
Total Investments (Cost — $846,284,227) — 163.4%		872,435,799
Liabilities in Excess of Other Assets — (1.2)%		(6,252,683)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.8%)		(84,518,259)
VRDP Shares, at Liquidation Value — (46.4%)		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$533,964,857

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Securities LLC	$1,826,434	$13,300
Lebenthal & Co.	$2,719,208	$(14,778)

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $12,782,521.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF New York Municipal Money Fund	20,993,749	(13,773,818)	7,219,931	$1,145

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(440)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$55,330,000	$(893,156)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund's policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$865,215,868	—	$865,215,868
Short-Term Securities	$7,219,931	—	—	7,219,931

Total	$7,219,931	$865,215,868	—	$872,435,799

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(893,156)	—	—	$(893,156)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The carrying amount for certain of the Fund's assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$720,000	—	—	$720,000
Liabilities:
TOB trust certificates	—	$(84,505,819)	—	(84,505,819)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	$720,000	$(332,205,819)	—	$(331,485,819)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	35

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Birmingham Alabama, GO, CAB, Series A, 5.00%, 3/01/43 (a)	$1,940	$1,689,197
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children's Hospital (AGC), 6.00%, 6/01/39	3,605	4,071,343

		5,760,540
Alaska — 1.9%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,129,100
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	1,045	1,034,769
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,869,800
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,085,503

		18,119,172
Arizona — 0.4%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	345	355,209
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,331,455

		3,686,664
California — 14.6%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24	10,000	10,732,600
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,736,930
Sutter Health, Series A, 5.00%, 8/15/52	2,025	2,035,631
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,712,704
California Health Facilities Financing Authority, Refunding RB, Saint Joseph's Health System, Series A, 5.00%, 7/01/37	2,965	3,075,357
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,740	1,779,185
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	2,011,605
California State Public Works Board, RB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,236,762
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,694,519
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	4,116,443
St. Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,080,280
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,036,306
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,881,639
Series A-1, 5.75%, 3/01/34	2,300	2,482,988
Coast Community College District, GO, Election of 2002, Series C (AGM), 0.00%, 8/01/33 (b)	8,100	2,837,592
Municipal Bonds	Par (000)	Value
California (continued)
County of Sacramento California, ARB, Senior Series A, 5.00%, 7/01/41	$10,000	$10,287,300
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax Measure K, Series A, 6.00%, 3/01/36	1,830	2,146,261
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/34 (b)	5,000	1,474,400
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (c)	5,800	5,954,976
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,110	2,127,651
Long Beach Unified School District, GO, Election of 2008, Series B, 0.00%, 8/01/34 (b)	5,000	1,745,550
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,285,752
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (a)	3,975	1,981,657
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	7,620	1,969,237
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,646,525
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (b):
0.00%, 8/01/35	7,820	2,577,159
0.00%, 8/01/36	10,000	3,109,200
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (b):
0.00%, 8/01/37	8,000	2,324,000
0.00%, 8/01/38	12,940	3,549,442
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,306,309
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	3,485	1,472,029
San Francisco Bay Area Rapid Transit District, RB, Sales Tax (AGM), 5.00%, 7/01/14 (c)	10,000	10,200,700
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,921,644
5.00%, 8/01/38	1,600	1,691,104
State of California, GO:
5.50%, 3/01/40	1,020	1,123,244
5.00%, 4/01/42	2,000	2,085,640
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	4,000	4,193,360
5.00%, 9/01/41	2,700	2,810,457
5.00%, 10/01/41	2,555	2,660,445
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,074
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (b)	6,545	1,978,292
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,834,972

		139,917,921

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 11.8%
City of Jacksonville Florida, Refunding RB, Transportation, Series A, 5.00%, 10/01/30	$770	$831,153
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	13,100	14,114,857
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,475,270
County of Collier Florida School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,375,750
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	1,985,463
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	2,600	2,842,970
5.38%, 10/01/32	3,440	3,580,352
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	6,966,360
Series B-1, 5.75%, 7/01/33	3,700	4,115,473
County of Miami-Dade Florida, RB:
Seaport, Series A, 6.00%, 10/01/38	5,695	6,362,967
Seaport, Series B, AMT, 6.00%, 10/01/30	1,820	2,021,401
Seaport, Series B, AMT, 6.25%, 10/01/38	1,165	1,297,193
Seaport, Series B, AMT, 6.00%, 10/01/42	1,865	2,033,316
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	2,931,908
County of Miami-Dade Florida, Refunding RB:
Special Obligation, Sub-Series B, 5.00%, 10/01/37	2,940	2,993,626
Water & Sewer System, Series C, 6.00%, 10/01/23	20,095	23,582,286
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	20,495,381
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	3,100	3,277,599
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,317,395

		112,600,720
Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B (AGM), 5.25%, 1/01/33	10,000	10,168,100
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,780,627

		16,948,727
Hawaii — 0.4%
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 8/01/27	2,000	2,096,580
5.00%, 8/01/28	1,775	1,844,385

		3,940,965
Illinois — 17.9%
City of Chicago Illinois, GARB, O'Hare International Airport, 3rd Lien:
AMT (NPFGC), Series B-2, 5.25%, 1/01/27	8,530	8,554,396
Series A, 5.75%, 1/01/39	9,000	9,530,370
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	1,695	1,701,729
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (b):
0.00%, 1/01/29	$4,000	$1,775,440
0.00%, 1/01/33	7,950	2,612,688
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24	10,800	11,304,468
City of Chicago Illinois, Refunding GARB, O'Hare International Airport AMT:
3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	13,240	13,247,547
Series B, 5.00%, 1/01/31	2,425	2,474,130
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	2,190	2,243,107
Waterworks, Second Lien (AMBAC), 5.00%, 11/01/36	3,500	3,591,105
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,050	6,176,808
City of Chicago Illinois Park District, GO, Series C Harbor Facilities:
Revenues, 5.25%, 1/01/37	4,000	4,128,480
5.25%, 1/01/40	1,505	1,552,438
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,688,494
County of Cook Illinois Community College District No. 508, GO, 5.13%, 12/01/38	3,250	3,347,240
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	775	809,991
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	890	932,729
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	9,400,089
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,916,225
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	17,935	18,239,536
5.25%, 2/01/35	15,000	15,784,950
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,343,720
(BHAC), 5.50%, 1/01/33	2,000	2,181,100
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (b):
0.00%, 12/15/26	8,500	4,729,570
0.00%, 6/15/32	14,000	5,316,640
0.00%, 12/15/33	20,000	6,896,800
0.00%, 12/15/34	41,880	13,605,556
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (b)	9,430	1,685,612
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,885,640
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,222,790
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	2,235	2,371,447
5.50%, 7/01/38	1,200	1,250,064

		170,500,899
Indiana — 3.2%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,296,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	$2,425	$2,300,985
Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	1,400	1,318,730
Wastewater Utility, 1st Lien, CWA Authority Project, 5.25%, 10/01/38	2,900	3,089,834
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	3,967,001
Series B, 6.00%, 1/01/39	5,000	5,507,750
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,124,373
(AGC), 5.25%, 1/01/29	1,350	1,457,717
(AGC), 5.50%, 1/01/38	4,250	4,518,175

		30,580,965
Iowa — 3.0%
Iowa Finance Authority, RB, Iowa Healthcare Facilities, Series A (AGC), 5.63%, 8/15/37	12,650	13,773,320
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,740	3,903,401
5.70%, 12/01/27	3,740	3,888,029
5.75%, 12/01/28	1,980	2,055,636
5.80%, 12/01/29	2,530	2,619,866
5.85%, 12/01/30	2,615	2,704,328

		28,944,580
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Sewer District, RB, Series A (NPFGC), 5.25%, 5/15/14 (c)	5,000	5,123,900
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,000	1,034,670
Kentucky Public Transportation Infrastructure Authority, RB, Series C, 6.60%, 7/01/39 (a)	8,225	4,722,055
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,445,640

		15,326,265
Louisiana — 1.4%
City of New Orleans Louisiana Aviation Board, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,515,678
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	3,885	4,001,356
4.00%, 2/01/48	3,885	3,386,477

		13,903,511
Massachusetts — 1.1%
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	3,150	3,436,996
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	3,100	3,131,248
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	3,495	3,735,736

		10,303,980
Municipal Bonds	Par (000)	Value
Michigan — 8.7%
City of Detroit Michigan, RB, Water Supply System, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	$1,075	$1,088,491
7.00%, 7/01/36	500	524,965
City of Detroit Michigan, Refunding RB:
Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,000	1,065,810
Sewage Disposal System, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,595,850
Water Supply System, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	5,000	4,591,900
Water Supply System, Senior Lien, Series D (AGM), 5.00%, 7/01/23	5,000	4,966,450
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	3,185	3,469,675
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	16,100	16,391,249
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,135,000
5.25%, 9/15/26	6,650	7,350,777
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,561,656
Series I (AGC), 5.25%, 10/15/24	1,750	1,968,540
Series I (AGC), 5.25%, 10/15/25	3,250	3,582,638
Series I-A, 5.38%, 10/15/36	2,075	2,215,644
Series I-A, 5.38%, 10/15/41	1,900	2,032,639
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,552,228
State of Michigan HDA, RB, Series C, AMT, 5.50%, 12/01/28	2,335	2,420,718
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,385,800
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,114,528

		83,014,558
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,338,200
Nebraska — 0.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	7,825	8,003,645
Nevada — 2.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,475,653
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	5,170	5,399,289
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/42	2,000	2,062,420
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	17,750	17,996,192

		27,933,554
New Jersey — 6.3%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (c)	4,000	4,083,520
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,930	1,932,142
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,920	4,951,734

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	$6,500	$7,676,955
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	1,972,377
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,307,100
5.50%, 12/01/26	1,800	1,878,444
5.75%, 12/01/28	200	214,156
5.88%, 12/01/33	6,895	7,315,940
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,222,072
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/35 (b)	18,525	5,702,551
CAB, Series C (AGC) (AMBAC), 0.00%, 12/15/25 (b)	10,000	5,988,000
Series A (NPFGC), 5.75%, 6/15/25	4,000	4,854,640
Series AA, 5.25%, 6/15/33	4,150	4,501,256
Series AA, 5.50%, 6/15/39	3,225	3,505,220
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	1,200	1,282,368

		60,388,475
New York — 5.7%
City of New York New York, GO, Series J, 5.25%, 5/15/14 (c)	10,000	10,147,500
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,123,480
Future Tax Secured, Series C, 5.50%, 11/01/35	1,820	2,007,132
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,514,287
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,920	2,074,733
Port Authority of New York & New Jersey, ARB, Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,786,260
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	3,970	3,902,431
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,470,447

		54,026,270
Ohio — 2.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,477,870
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	11,684,957
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	970	1,014,436
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	1,950	2,128,698
5.25%, 2/15/33	2,730	2,967,237

		21,273,198
Pennsylvania — 3.3%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	4,075	4,163,876
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	16,110,276
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB (concluded):
Series C, 5.50%, 12/01/33	$1,565	$1,731,406
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,411,773
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	2,926,230

		31,343,561
South Carolina — 1.1%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,012,848
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	5,870	6,077,211

		10,090,059
Tennessee — 0.1%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	485	528,398
Texas — 15.4%
City of Houston Texas, Refunding RB, Series A (AGM), 5.00%, 11/15/36	10,000	10,589,600
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	5,700	6,516,240
5.38%, 11/15/38	3,650	3,930,137
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	1,450	1,531,736
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	5,810	1,915,964
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,220,323
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	11,703,700
Dallas-Fort Worth International Airport, ARB:
Joint Improvement, Series D, AMT, 5.00%, 11/01/38	13,080	13,137,421
Series F, 5.00%, 11/01/35	5,000	5,036,650
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	2,745	2,952,989
Grand Prairie ISD, GO, Refunding, 0.00%, 8/15/28 (b)	10,000	4,399,300
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,390,300
North Texas Tollway Authority, Refunding RB, System:
1st Tier Series A, 6.00%, 1/01/28	6,275	7,175,651
1st Tier Series B (NPFGC), 5.75%, 1/01/40	10,000	10,827,900
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,410,200
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	4,400	3,956,216
CAB, 0.00%, 9/15/35 (b)	6,410	2,228,436
CAB, 0.00%, 9/15/36 (b)	12,195	3,990,448
CAB, 0.00%, 9/15/37 (b)	8,730	2,690,499
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/31 (b)	20,265	7,125,579
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/28	400	407,440
5.00%, 12/15/31	1,665	1,675,573
5.00%, 12/15/32	2,165	2,171,019

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	$9,250	$9,258,602

		147,241,923
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (b):
Sub-Series A (AGC), 0.00%, 6/15/20	10,000	7,987,500
Sub-Series A (NPFGC), 0.00%, 6/15/24	13,930	8,834,267

		16,821,767
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	1,020	1,037,983
Washington — 1.0%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	1,000	1,017,360
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,838,278
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,105,564

		9,961,202
Wisconsin — 0.4%
Wisconsin State Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	3,745	3,946,481
Total Municipal Bonds — 110.2%		1,052,484,183

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 1.6%
Arizona School Facilities Board, COP, (AGC), 5.13%, 9/01/21 (e)	10,000	11,088,600
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	3,500	3,733,310

		14,821,910
California — 11.5%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	7,996	8,537,204
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	21,981	23,242,177
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	20,920,600
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	6,990	7,332,860
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,563,059
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	9,370	10,106,950
Foothill-De Anza Community College District, GO, Refunding, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,835,550
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,648,021
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	5,248	6,078,429
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$1,047	$1,175,245
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,507,916

		109,948,011
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (e)	2,469	2,739,414
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,384,994
District of Columbia — 2.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	2,595	2,933,371
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	4,279	4,810,694
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,231,100
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,296,515

		25,271,680
Florida — 6.7%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (e)	3,300	3,480,972
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,400	5,634,576
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,840	4,997,542
County of Miami-Dade Florida Transit System, RB (Syncora), 5.00%, 7/01/31	19,800	20,896,128
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	11,702	12,198,873
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	12,974,764
State of Florida Board of Education, GO, Refunding, Series D, 5.00%, 6/01/37 (e)	3,299	3,540,158

		63,723,013
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, 3rd Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,510,653
Hawaii — 1.0%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	9,830	10,028,074
Illinois — 2.7%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	3,999,840
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,100,900
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	720	733,273
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	3,499	3,656,709
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	5,836	6,004,782

		25,495,504

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$5,985	$6,720,096
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,571,900
Nevada — 0.6%
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	4,813	5,506,957
5.50%, 7/01/29	510	591,658

		6,098,615
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,245,300
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	4,961	5,275,212

		17,520,512
New York — 6.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	15,520	16,201,949
Series DD, 5.00%, 6/15/37	17,567	18,473,546
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	14,280	15,060,116
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,331,774
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	4,966,560

		60,033,945
North Carolina — 0.9%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	8,534	8,685,442
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,054,271
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	1,520	1,630,611

		6,684,882
South Carolina — 0.4%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	3,358	3,458,933
Texas — 5.3%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,853,707
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Texas (concluded)
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	$8,868	$8,918,149
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	13,878,268
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,706,300
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	3,500	3,725,890
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,255,900

		50,338,214
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,297,728
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	18,305,042
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	16,765,869

		35,070,911
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	16,617,893
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc.:
Series A, 5.00%, 4/01/42	2,490	2,551,428
Series C, 5.25%, 4/01/39 (e)	7,459	7,730,975

		26,900,296
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.8%		504,304,727
Total Long-Term Investments (Cost — $1,477,964,169) — 163.0%		1,556,788,910

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	14,340,056	14,340,056
Total Short-Term Securities (Cost — $14,340,056) — 1.5%		14,340,056
Total Investments (Cost — $1,492,304,225) — 164.5%		1,571,128,966
Other Assets Less Liabilities — 1.2%		11,648,698
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.4%)		(271,510,452)
VRDP Shares, at Liquidation Value — (37.3%)		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$954,867,212

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Zero-coupon bond.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	41

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $37,276,720.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	9,261,003	5,079,053	14,340,056	$1,902

(g)	Represents the current yield as of report date.

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund's policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund's policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,556,788,910	—	$1,556,788,910
Short-Term Securities	$14,340,056	—	—	14,340,056

Total	$14,340,056	$1,556,788,910	—	$1,571,128,966

[1] See above Schedule of Investments for values in each state.
The carrying amount for certain of the Fund’s liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(271,434,234)	—	$(271,434,234)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	—	$(627,834,234)	—	$(627,834,234)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Assets and Liabilities

January 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$498,113,424	$854,745,761	$261,136,221	$865,215,868	$1,556,788,910
Investments at value — affiliated[2]	4,937,714	10,447,577	3,179,143	7,219,931	14,340,056
Interest receivable	5,482,752	12,096,868	2,958,373	9,562,121	17,561,594
Cash pledged for financial futures contracts	434,000	514,000	54,000	720,000	—
Investments sold receivable	—	5,080,014	10,246	700,483	785,730
Deferred offering costs	70,833	311,855	218,927	414,974	547,069
Prepaid expenses	21,845	30,845	15,809	30,726	47,221

Total assets	509,060,568	883,226,920	267,572,719	883,864,103	1,590,070,580

Accrued Liabilities
TOB trust payable	4,085,000	10,500,000	—	—	—
Investments purchased payable	2,096,044	5,152,765	1,704,451	14,192,973	1,279,514
Income dividends payable — Common Shares	1,587,323	2,614,145	816,643	2,691,888	4,886,089
Investment advisory fees payable	217,536	368,221	111,258	364,457	663,784
Variation margin payable on financial futures contracts	83,718	94,999	8,906	130,623	—
Interest expense and fees payable	17,392	29,301	2,422	12,440	76,218
Officer's and Directors' fees payable	6,585	178,839	3,516	191,177	323,149
Other accrued expenses payable	77,586	91,134	61,966	109,869	140,380

Total accrued liabilities	8,171,184	19,029,404	2,709,162	17,693,427	7,369,134

Other Liabilities
TOB trust certificates	61,854,172	164,894,585	13,492,998	84,505,819	271,434,234
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	192,854,172	331,394,585	100,792,998	332,205,819	627,834,234

Total liabilities	201,025,356	350,423,989	103,502,160	349,899,246	635,203,368

Net Assets Applicable to Common Shareholders	$308,035,212	$532,802,931	$164,070,559	$533,964,857	$954,867,212

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$300,155,118	$492,932,229	$162,591,736	$535,644,034	$954,293,291
Undistributed net investment income	3,493,751	6,645,330	1,494,709	6,454,987	17,325,877
Accumulated net realized loss	(20,336,588)	(5,037,183)	(7,194,144)	(33,392,580)	(95,576,697)
Net unrealized appreciation/depreciation	24,722,931	38,262,555	7,178,258	25,258,416	78,824,741

Net Assets Applicable to Common Shareholders	$308,035,212	$532,802,931	$164,070,559	$533,964,857	$954,867,212

Net asset value per Common Share	$13.68	$15.49	$13.56	$13.49	$14.07

[1] Investments at cost — unaffiliated	$473,240,470	$816,040,306	$253,931,673	$839,064,296	$1,477,964,169
[2] Investments at cost — affiliated	$4,937,714	$10,447,577	$3,179,143	$7,219,931	$14,340,056
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	43

Statements of Operations

Six Months Ended January 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$11,638,147	$19,019,252	$6,053,997	$19,662,282	$37,319,379
Income — affiliated	1,085	274	—	1,145	1,902

Total income	11,639,232	19,019,526	6,053,997	19,663,427	37,321,281

Expenses
Investment advisory	1,376,975	2,171,368	656,483	2,166,350	3,905,449
Professional	46,532	69,951	35,786	75,095	118,015
Accounting services	33,158	53,584	18,127	50,714	78,393
Transfer agent	19,429	21,998	15,384	26,814	48,467
Custodian	14,259	18,340	7,613	18,069	30,565
Officer and Directors	12,804	18,839	6,778	18,969	33,644
Printing	5,882	7,206	4,873	7,685	10,874
Registration	4,473	5,661	4,418	6,462	11,531
Miscellaneous	31,914	35,185	27,371	44,430	58,013

Total expenses excluding interest expense, fees and amortization of offering costs	1,545,426	2,402,132	776,833	2,414,588	4,294,951
Interest expense, fees and amortization of offering costs[1]	956,181	1,390,000	488,057	1,602,844	2,663,389

Total expenses	2,501,607	3,792,132	1,264,890	4,017,432	6,958,340
Less fees waived by Manager	(111,294)	(1,474)	(59)	(3,852)	(1,139)

Total expenses after fees waived	2,390,313	3,790,658	1,264,831	4,013,580	6,957,201

Net investment income	9,248,919	15,228,868	4,789,166	15,649,847	30,364,080

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,472,132)	(435,183)	(5,854,835)	(13,632,994)	(7,408,436)
Financial futures contracts	162,228	32,638	37,427	420,474	—

	(7,309,904)	(402,545)	(5,817,408)	(13,212,520)	(7,408,436)

Net change in unrealized appreciation/depreciation on:
Investments	17,063,022	24,086,655	9,463,482	27,864,110	35,415,907
Financial futures contracts	(150,023)	(442,900)	(26,290)	(893,156)	—

	16,912,999	23,643,755	9,437,192	26,970,954	35,415,907

Total realized and unrealized gain	9,603,095	23,241,210	3,619,784	13,758,434	28,007,471

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$18,852,014	$38,470,078	$8,408,950	$29,408,281	$58,371,551

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$9,248,919	$18,146,702	$15,228,868	$30,400,685
Net realized gain (loss)	(7,309,904)	1,385,978	(402,545)	5,123,889
Net change in unrealized appreciation/depreciation	16,912,999	(43,518,366)	23,643,755	(65,356,173)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	18,852,014	(23,985,686)	38,470,078	(29,831,599)

Dividends to Common Shareholders From
Net investment income	(9,523,947)	(19,181,097)[1]	(15,684,873)	(31,360,905)[1]

Capital Share Transactions
Reinvestment of common dividends	—	729,526	—	651,009

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	9,328,067	(42,437,257)	22,785,205	(60,541,495)
Beginning of period	298,707,145	341,144,402	510,017,726	570,559,221

End of period	$308,035,212	$298,707,145	$532,802,931	$510,017,726

Undistributed net investment income, end of period	$3,493,751	$3,768,779	$6,645,330	$7,101,335

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$4,789,166	$9,791,936	$15,649,847	$32,673,833
Net realized gain (loss)	(5,817,408)	417,571	(13,212,520)	666,602
Net change in unrealized appreciation/depreciation	9,437,192	(22,715,634)	26,970,954	(75,102,847)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,408,950	(12,506,127)	29,408,281	(41,762,412)

Dividends to Common Shareholders From
Net investment income	(4,972,451)	(10,016,396)[1]	(16,706,171)	(33,685,995)[1]

Capital Share Transactions
Reinvestment of common dividends	—	80,916	—	1,903,864

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,436,499	(22,441,607)	12,702,110	(73,544,543)
Beginning of period	160,634,060	183,075,667	521,262,747	594,807,290

End of period	$164,070,559	$160,634,060	$533,964,857	$521,262,747

Undistributed net investment income, end of period	$1,494,709	$1,677,994	$6,454,987	$7,511,311

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$30,364,080	$60,108,473
Net realized gain (loss)	(7,408,436)	2,008,051
Net change in unrealized appreciation/depreciation	35,415,907	(116,972,196)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	58,371,551	(54,855,672)

Dividends to Common Shareholders From
Net investment income	(29,316,537)	(58,782,268)[1]

Capital Share Transactions
Reinvestment of common dividends	—	3,428,470

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	29,055,014	(110,209,470)
Beginning of period	925,812,198	1,036,021,668

End of period	$954,867,212	$925,812,198

Undistributed net investment income, end of period	$17,325,877	$16,278,334

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Cash Flows

Six Months Ended January 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net Increase in net assets resulting from operations	$18,852,014	$38,470,078	$8,408,950	$29,408,281	$58,371,551
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used For) operating activities:
(Increase) decrease in interest receivable	(144,477)	(175,150)	(142,842)	135,721	(2,828)
Increase in cash pledged for financial futures contracts	(434,000)	(514,000)	(54,000)	(720,000)	—
Increase in prepaid expenses	(16,161)	(21,571)	(12,862)	(21,096)	(30,281)
Decrease in investment advisory fees payable	(816)	(5,762)	(3,886)	(12,677)	(8,847)
Decrease in interest expense and fees payable	(12,382)	(55,725)	(2,414)	(29,559)	(39,355)
Decrease in other accrued expenses payable	(35,590)	(39,479)	(19,510)	(38,187)	(54,712)
Increase in variation margin payable on financial futures contracts	83,718	94,999	8,906	130,623	—
Increase (decrease) in Officer’s and Directors’ fees payable	(1,846)	4,569	(1,007)	4,610	8,162
Net realized gain on investments	7,472,132	435,183	5,854,835	13,632,994	7,408,436
Net unrealized gain (loss) on investments	(17,063,022)	(24,086,655)	(9,463,482)	(27,864,110)	(35,415,907)
Amortization of premium and accretion of discount on investments	878,625	1,932,409	253,912	1,000,393	(1,257,396)
Amortization of deferred offering costs	38,245	2,755	2,457	3,193	3,638
Proceeds from sales of long-term investments	124,269,704	85,314,299	21,380,034	104,855,237	142,009,186
Purchases of long-term investments	(116,967,803)	(64,801,564)	(12,822,511)	(91,652,643)	(120,587,099)
Net proceeds from sales (purchases) of short-term securities	11,132,734	(8,068,285)	(2,539,386)	13,773,818	(5,079,053)

Cash provided by operating activities	28,051,075	28,486,101	10,847,194	42,606,598	45,325,495

Cash Used for Financing Activities
Receipts from TOB trust certificates	—	—	—	—	3,170,000
Payments for TOB trust certificates	(18,518,856)	(12,790,001)	(5,851,207)	(25,769,142)	(19,161,563)
Cash dividends paid to Common Shareholders	(9,523,947)	(15,684,873)	(4,990,599)	(16,824,930)	(29,316,537)
Decrease in bank overdraft	(8,272)	(11,227)	(5,388)	(12,526)	(17,395)

Cash used for financing activities	(28,051,075)	(28,486,101)	(10,847,194)	(42,606,598)	(45,325,495)

Cash
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—

Cash at end of period	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$930,318	$1,442,970	$488,014	$1,629,210	$2,699,106

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	47

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.27		$15.18	$13.07		$13.57		$12.27		$12.84

Net investment income[1]	0.41		0.81	0.86		0.89		0.92		0.90
Net realized and unrealized gain (loss)	0.42		(1.87)	2.14		(0.49)		1.26		(0.71)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.02)		(0.02)		(0.12)

Net increase (decrease) from investment operations	0.83		(1.06)	2.99		0.38		2.16		0.07

Dividends to Common Shareholders from net investment income	(0.42)		(0.85)[2]	(0.88)[2]		(0.88)[2]		(0.86)[2]		(0.64)[2]

Net asset value, end of period	$13.68		$13.27	$15.18		$13.07		$13.57		$12.27

Market price, end of period	$12.66		$12.32	$15.55		$12.46		$14.26		$11.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.70%[4]		(7.41)%	23.64%		3.19%		18.04%		1.58%

Based on market price	6.36%[4]		(16.08)%	32.85%		(6.38)%		33.51%		7.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	[5]	1.66%	1.52%	[6]	1.30%	[6]	1.28%	[6]	1.66%	[6]

Total expenses after fees waived	1.60%	[5]	1.60%	1.46%	[6]	1.23%	[6]	1.15%	[6]	1.45%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.96%	[5]	0.97%	1.00%	[6,8]	1.07%	[6]	0.99%	[6]	1.04%	[6]

Net investment income	6.18%	[5]	5.36%	6.05%	[6]	6.93%	[6]	6.92%	[6]	7.61%	[6]

Dividends to AMPS shareholders	—		—	0.04%		0.17%		0.18%		1.03%

Net investment income to Common Shareholders	6.18%	[5]	5.36%	6.01%		6.76%		6.74%		6.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$308,035		$298,707	$341,144		$293,356		$303,667		$274,342

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$131,000		$131,000		$131,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000		—		—		—

Portfolio turnover	22%		40%	36%		24%		20%		37%

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—		$80,983		$82,953		$77,357

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$335,141		$328,021	$360,416		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.97%.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.83		$16.60	$14.31		$14.66		$13.43		$13.86

Net investment income[1]	0.44		0.88	0.90		0.91		0.87		0.86
Net realized and unrealized gain (loss)	0.68		(1.74)	2.28		(0.37)		1.15		(0.51)
Dividends to AMPS Shareholders from net investment income	—		—	—		(0.02)		(0.03)		(0.12)

Net increase (decrease) from investment operations	1.12		(0.86)	3.18		0.52		1.99		0.23

Dividends to Common Shareholders from net investment income	(0.46)		(0.91)[2]	(0.89)[2]		(0.87)[2]		(0.76)[2]		(0.66)[2]

Net asset value, end of period	$15.49		$14.83	$16.60		$14.31		$14.66		$13.43

Market price, end of period	$14.17		$13.66	$16.59		$13.00		$14.02		$12.08

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	7.98%[4]		(5.41)%	23.15%		4.21%		15.69%		3.03%

Based on market price	7.24%[4]		(12.83)%	35.48%		(1.01)%		23.00%		4.17%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[5]	1.48%	1.62%		1.50%	[6]	1.11%	[6]	1.40%	[6]

Total expenses after fees waived and paid indirectly	1.47%	[5]	1.48%	1.61%		1.49%	[6]	1.10%	[6]	1.38%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.93%	[5]	0.92%	1.20%	[8]	1.15%	[6]	0.95%	[6]	1.02%	[6]

Net investment income	5.89%	[5]	5.37%	5.79%		6.49%	[6]	6.10%	[6]	6.60%	[6]

Dividends to AMPS shareholders	—		—	—		0.16%		0.20%		0.91%

Net investment income to Common Shareholders	5.89%	[5]	5.37%	5.79%		6.33%		5.90%		5.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$532,803		$510,018	$570,559		$491,798		$503,869		$461,505

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$166,525		$166,525

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500		$166,500		—		—

Portfolio turnover	8%		25%	34%		26%		30%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$100,648		$94,289

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$420,002		$406,317	$442,678		$395,374		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

InInterest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the years ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	49

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.28		$15.14	$13.53		$13.82		$12.87		$13.24

Net investment income[1]	0.40		0.81	0.80		0.86		0.91		0.93
Net realized and unrealized gain (loss)	0.29		(1.84)	1.68		(0.26)		0.90		(0.49)
Dividends to AMPS shareholders from net investment income	—		—	—		(0.03)		(0.04)		(0.14)

Net increase (decrease) from investment operations	0.69		(1.03)	2.48		0.57		1.77		0.30

Dividends to Common Shareholders from net investment income	(0.41)		(0.83)[2]	(0.87)[2]		(0.86)[2]		(0.82)[2]		(0.67)[2]

Net asset value, end of period	$13.56		$13.28	$15.14		$13.53		$13.82		$12.87

Market price, end of period	$11.91		$11.64	$14.52		$12.28		$13.67		$11.58

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	5.78%[4]		(6.99)%	19.01%		4.74%		14.62%		3.81%

Based on market price	5.99%[4]		(14.99)%	25.76%		(3.89)%		26.01%		6.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59%	[5]	1.54%	1.71%		1.32%	[6]	1.08%	[6]	1.28%	[6]

Total expenses after fees waived	1.59%	[5]	1.54%	1.71%		1.31%	[6]	1.07%	[6]	1.26%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.97%	[5]	0.95%	1.37%	[8]	1.21%	[6]	1.03%	[6]	1.12%	[6]

Net investment income	6.01%	[5]	5.41%	5.56%		6.46%	[6]	6.74%	[6]	7.43%	[6]

Dividends to AMPS shareholders	—		—	—		0.23%		0.28%		1.15%

Net investment income to Common Shareholders	6.01%	[5]	5.41%	5.56%		6.23%		6.46%		6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$164,071		$160,634	$183,076		$163,276		$166,773		$155,360

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$87,350		$87,350

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300		$87,300	$87,300		$87,300		—		—

Portfolio turnover	6%		14%	19%		18%		18%		9%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$72,733		$69,467

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$287,939		$284,002	$309,709		$287,029		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.17		$15.07	$13.44		$13.89		$12.65		$13.16

Net investment income[1]	0.39		0.83	0.83		0.87		0.90		0.87
Net realized and unrealized gain (loss)	0.35		(1.88)	1.65		(0.44)		1.08		(0.61)
Dividends to AMPS shareholders from net investment income	—		—	—		(0.03)		(0.04)		(0.13)

Net increase (decrease) from investment operations	0.74		(1.05)	2.48		0.40		1.94		0.13

Dividends to Common Shareholders from net investment income	(0.42)		(0.85)[2]	(0.85)[2]		(0.85)[2]		(0.70)[2]		(0.64)[2]

Net asset value, end of period	$13.49		$13.17	$15.07		$13.44		$13.89		$12.65

Market price, end of period	$12.59		$12.34	$15.11		$12.60		$13.57		$11.36

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.01%[4]		(7.33)%	19.10%		3.36%		16.15%		2.29%

Based on market price	5.59%[4]		(13.40)%	27.38%		(0.81)%		26.36%		2.44%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[5]	1.53%	1.65%		1.34%	[6]	1.11%	[6]	1.34%	[6]

Total expenses after fees waived	1.54%	[5]	1.53%	1.65%		1.33%	[6]	1.10%	[6]	1.32%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.93%	[5]	0.91%	1.27%	[8]	1.14%	[6]	1.00%	[6]	1.06%	[6]

Net investment income	6.01%	[5]	5.59%	5.78%		6.55%	[6]	6.69%	[6]	7.11%	[6]

Dividends to AMPS shareholders	—		—	—		0.21%		0.27%		1.09%

Net investment income to Common Shareholders	6.01%	[5]	5.59%	5.78%		6.34%		6.42%		6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$533,965		$521,263	$594,807		$530,058		$547,812		$499,093

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$247,700		$247,700

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700		$247,700		—		—

Portfolio turnover	12%		10%	17%		18%		7%		22%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$80,293		$75,376

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$315,569		$310,441	$340,132		$313,992		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	51

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.64		$15.32	$13.19		$13.67		$12.27		$12.86

Net investment income[1]	0.45		0.89	0.87		0.89		0.89		0.87
Net realized and unrealized gain (loss)	0.41		(1.70)	2.13		(0.48)		1.31		(0.66)
Dividends to AMPS shareholders from net investment income	—		—	—		(0.03)		(0.03)		(0.12)

Net increase (decrease) from investment operations	0.86		(0.81)	3.00		0.38		2.17		0.09

Dividends to Common Shareholders from net investment income	(0.43)		(0.87)[2]	(0.87)[2]		(0.86)[2]		(0.77)[2]		(0.68)[2]

Net asset value, end of period	$14.07		$13.64	$15.32		$13.19		$13.67		$12.27

Market price, end of period	$13.29		$12.80	$15.81		$12.17		$14.17		$12.12

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.70%	[4]	(5.66)%	23.45%		3.22%		18.19%		1.70%

Based on market price	7.40%	[4]	(14.21)%	38.08%		(8.12)%		24.03%		5.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	[5]	1.43%	1.57%		1.32%	[6]	1.11%	[6]	1.46%	[6]

Total expenses after fees waived and paid indirectly	1.50%	[5]	1.43%	1.56%		1.32%	[6]	1.11%	[6]	1.45%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.93%	[5]	0.89%	1.19%	[8]	1.12%	[6]	0.97%	[6]	1.06%	[6]

Net investment income	6.56%	[5]	5.83%	6.04%		6.85%	[6]	6.73%	[6]	7.52%	[6]

Dividends to AMPS shareholders	—		—	—		0.22%		0.26%		1.04%

Net investment income to Common Shareholders	6.56%	[5]	5.83%	6.04%		6.63%		6.47%		6.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$954,867		$925,812	$1,036,022		$890,985		$920,234		$825,622

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$356,450		$358,625

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400		$356,400		—		—

Portfolio turnover	8%		9%	18%		12%		13%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$89,545		$82,559

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$367,920		$359,768	$390,691		$349,996		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly, excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurements, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Funds enter into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and record cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	53

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at January 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at January 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$114,735,762	$61,854,172	0.04% - 0.29%
MCA	$345,267,531	$164,894,585	0.04% - 0.12%
MYM	$26,115,198	$13,492,998	0.04% - 0.19%
MYN	$159,056,376	$84,505,819	0.04% - 0.25%
MYI	$504,304,727	$271,434,234	0.04% - 0.32%

For the six months ended January 31, 2014, the Funds' average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$68,622,842	0.63%
MCA	$182,222,761	0.59%
MYM	$14,995,997	0.53%
MYN	$96,279,747	0.68%
MYI	$274,899,660	0.61%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds' NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including

SEMI-ANNUAL REPORT	JANUARY 31, 2014	55

Notes to Financial Statements (continued)

interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2014
Derivative Liabilities
		Value
	Statements of Assets and Liabilities Location	MUE	MCA	MYM	MYN
Interest rate contracts	Net unrealized depreciation[1]	$150,023	$442,900	$26,290	$893,156

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2014
	Net Realized Gain From
	MUE	MCA	MYM	MYN
Interest rate contracts:
Financial futures contracts	$162,228	$32,638	$37,427	$420,474
	Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MYM	MYN
Interest rate contracts:
Financial futures contracts	$(150,023)	$(442,900)	$(26,290)	$(893,156)

For the six months ended January 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN
Financial future contracts:
Average number of contracts sold	234	325	30	327
Average notional value of contracts sold	$29,511,492	$41,134,297	$3,796,641	$3,796,641

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund's average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund's investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2014, the amounts waived were as follows:

MUE	$694
MCA	$1,474
MYM	$59
MYN	$3,852
MYI	$1,139

The Manager voluntarily agreed to waive MUE’s investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2014, the waiver was $110,600.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2014, the sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for MUE were $4,751,574.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
MUE	$106,129,666	$118,502,667
MCA	$65,271,089	$85,486,545
MYM	$14,526,962	$20,457,956
MYN	$102,886,455	$102,247,636
MYI	$115,338,051	$141,355,654

7. Income Tax Information:

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2014	—	—	—	$3,107,506	$1,213,491
2015	—	—	—	—	5,979,955
2016	—	—	$714,516	2,330,288	25,066,903
2017	$3,385,582	—	253,932	2,295,738	21,251,301
2018	6,013,130	$4,809,571	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[1]	—	—	—	5,525,937	107,320

Total	$9,398,712	$4,809,571	$968,448	$17,917,406	$80,078,998

[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2014 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$417,001,908	$661,369,856	$243,780,945	$762,821,627	$1,226,307,621

Gross unrealized appreciation	$26,603,327	$42,168,638	$10,533,265	$31,675,708	$86,045,042
Gross unrealized depreciation	(2,408,269)	(3,239,741)	(3,491,844)	(6,567,355)	(12,657,931)

Net unrealized appreciation	$24,195,058	$38,928,897	$7,041,421	$25,108,353	$73,387,111

SEMI-ANNUAL REPORT	JANUARY 31, 2014	57

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

The Funds invest a significant portion of their assets in fixed income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2014, MUE, MYN and MYI invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule"), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2014	Year Ended July 31, 2013
MUE	—	48,061
MCA	—	35,451
MYM	—	5,323
MYN	—	126,457
MYI	—	221,596

Preferred Shares

Each Fund's Preferred Shares rank prior to the Fund's Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding

58	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

Preferred Shares. In addition, pursuant to the Preferred Shares' governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

The VRDP Funds are required to redeem their VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the VRDP Funds are required to begin to segregate liquid assets with the Funds’ custodians to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate se weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees

SEMI-ANNUAL REPORT	JANUARY 31, 2014	59

Notes to Financial Statements (continued)

payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the six months end January 31, 2014 were as follows:

Rate
MCA	1.01%
MYM	1.01%
MYN	1.01%
MYI	1.01%

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2014.

On June 21, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Fund's VMTP Shares will be extended or that the Fund's VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund's VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the six months ended January 31, 2014 for MUE was 1.06%.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (concluded)

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended January 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 3, 2014 to Common Shareholders of record on February 14, 2014:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0760
MYM	$0.0675
MYN	$0.0680
MYI	$0.0720

Additionally, the Funds declared a net investment income dividend on March 3, 2014 payable to Common Shareholders of record on March 14, 2014 as follows:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0760
MYM	$0.0675
MYN	$0.0680
MYI	$0.0740

The dividends declared on VMTP or VRDP Shares for the period February 1, 2014 to February 28, 2014 were as follows:

	Series	Dividends Declared
MUE VMTP Shares	W-7	$103,939
MCA VRDP Shares	W-7	$125,628
MYM VRDP Shares	W-7	$65,870
MYN VRDP Shares	W-7	$186,895
MYI VRDP Shares	W-7	$268,911

SEMI-ANNUAL REPORT	JANUARY 31, 2014	61

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul. L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

State Street Bank and Trust Company1

Boston, MA 02110

The Bank of New York Mellon2

New York, NY 10286

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Citigroup Global Markets Inc.

New York, NY 10179

VRDP Liquidity Prorider

Citibank, N.A.

New York, NY 10179

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For MUE, MCA and MYI.

[2]	For MYM and MYN.

62	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	63

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 882-0052;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	65

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-1/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: April 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: April 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: April 2, 2014

3